SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2007

GEORESOURCES, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

(Address of principal executive offices) (Zip Code)

(281) 537-9920

Registrant’s telephone number, including area code

1407 West Dakota Parkway, Suite 1-B Williston, North Dakota 58801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page
Section 1 – Registrant’s Business and Operations	1
Item 1.01 Entry Into a Material Definitive Agreement	1

Section 2 – Financial Information	2
Item 2.01 Completion of Acquisition or Disposition of Assets	2

Section 3 – Securities and Trading Markets	3
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing	3
Item 3.02 Unregistered Sales of Equity Securities	3

Section 5 – Corporate Governance and Management	4
Section 5.01 Changes in Control of Registrant	4
Section 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	5
Section 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year	8

Section 7 – Regulation FD	8
Item 7.01 Regulation FD Disclosure	8

Section 9 – Financial Statements and Exhibits	8
Item 9.01 Financial Statements and Exhibits	8
(a) Financial statements of businesses acquired
(b) Pro forma financial information
(c) Shell company transactions
(d) Exhibits

Signature

Exhibit Index
EX – 3.1 Amendment to Articles of Incorporation.

EX – 10.1 Agreement and Plan of Merger among GeoResources, Inc.; Southern Bay Energy Acquisition, LLC; Chandler Acquisition, LLC; Southern Bay Oil & Gas, L.P.; Chandler Energy, LLC; and PICA Energy, LLC dated September 14, 2006 and as amended February 16, 2007.

EX – 10.2 Form of Registration Rights Agreement
EX - 99.2 Press Release dated April 18, 2007.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 17, 2007, the registrant, GeoResources, Inc., (the “Company”) entered into a form of registration rights agreement with 50 holders of its common stock who had been issued shares pursuant to the Merger Agreement dated September 14, 2006, as amended on February 16, 2007 (the “Merger Agreement”) among the Company; Southern Bay Energy Acquisition, LLC, a Texas limited liability company wholly owned by the Company; Chandler Acquisition, LLC, a Colorado limited liability company wholly owned by the Company; Southern Bay Oil & Gas, L.P., a Texas limited partnership (“Southern Bay”); Chandler Energy, LLC, a Colorado limited liability company (“Chandler”); and PICA Energy, LLC, a Colorado limited liability company wholly owned by Chandler (“PICA”).  The transactions contemplated by the Merger Agreement were completed on April 17, 2007.  See Item 2.01 below for further information.

The form of registration rights agreement executed by each shareholder is attached hereto as Exhibit 10.2. The registration rights agreements provide in the aggregate that the Company will promptly file with the Securities and Exchange commission a registration statement covering the resale of the 10,690,000 shares issued pursuant to the Merger Agreement.

Persons who entered into the form of registration rights agreement include new executive officers and directors of the Company, as well as persons who owned beneficially more than 10% of the outstanding common stock of the Company upon completion of the Merger Agreement on April 17, 2007.

These persons are:

Name	Relationship to the Company

Frank A. Lodzinski	Executive officer, director and greater than 10% beneficial owner

Vlasic FAL, L.P.	Greater than 10% beneficial owner

Wachovia Capital Partners 2005, LLC	Greater than 10% beneficial owner

Chandler Energy, LLC	Greater than 10% beneficial owner

Collis P. Chandler, III	Executive officer, director and greater than 10% beneficial owner

Howard E. Ehler	Executive officer

Robert J. Anderson	Executive officer

Francis M. Mury	Executive officer

Information concerning the officer positions of the above persons with the Company is set forth in Item 5.02 below.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 17, 2007, the Company completed the transactions contemplated by the Merger Agreement in which Southern Bay and PICA were merged with two subsidiaries of the Company (the “Mergers”).  The Merger Agreement provided in substance for the mergers of the business of Southern Bay and Chandler, two independent oil and gas entities, into the two subsidiaries of the Company.  To accomplish the merger with Chandler’s business, Chandler transferred all but a small portion of its business and assets to PICA on April 17, 2007, and PICA was immediately merged into the Company’s wholly owned subsidiary, Chandler Acquisition, LLC.  Southern Bay was a private oil and gas exploration and production limited partnership with properties located primarily along the Texas and Louisiana Gulf Coast, operating out of Houston, Texas.  Chandler was a private oil and gas exploration and production limited liability company, with properties located primarily in Colorado, Michigan and Utah, operating out of Denver, Colorado.

In the Mergers, the Company issued (a) 8,263,000 shares of its common stock to the partners of Southern Bay in exchange for 100% of the partnership interests of Southern Bay, (b) 1,931,000 shares of its common stock to the members of Chandler in exchange for 100% of the membership interests of PICA, and (c) 496,000 additional shares of common stock in exchange for certain working interests in a Chandler operated oil and gas project in northeastern Colorado (the “Yuma Working Interests”).  All of the shares issued pursuant to the Mergers are “restricted securities” as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  See Item 3.02 below for further information about the issuance of these unregistered shares of common stock of the Company.

Prior to the Mergers, none of Southern Bay, Chandler, the Yuma Working Interests owners or their affiliates had any material relationship with the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer.

The Mergers resulted in a change of control of the Company, as its board of directors and executive officers now consist mostly of persons affiliated with Southern Bay and Chandler.  See Item 5.01 below for more information about the change of control of the Company.

Under generally accepted accounting principles, Southern Bay is deemed to have acquired the Company and PICA, and Southern Bay will account for the transactions using the purchase method of accounting for business combinations. Accordingly, upon consummation of the Mergers the historical financial statements presented for the Company will be those of Southern Bay, back to its inception in 2004, with the net assets of the Company and PICA treated as purchased upon closing.  See Item 9.01 below regarding financial statements to be filed in respect of the Mergers.

The post-Mergers structure of the Company is set forth below.  Except as noted below, each subsidiary set forth below is wholly owned by the entity directly connected to it, and thus, directly or indirectly, is wholly owned by the Company.

GeoResources, Inc.

	Chandler Acquisition, LLC	Southern Bay Energy Acquisition, LLC	Western Star Drilling Company

Southern Bay Operating, LLC	AROC Resources, LLC**	Southern Bay Louisiana, LLC	Catena Oil & Gas LLC**

AROC (Texas), Inc.	AROC Oil & Gas, LLC	AROC Energy, LP* (2% GP Interest)	SBE Partners LP* (2% GP Interest)

_________________

*All ownership of subsidiaries directly below a named entity is 100% except for AROC Energy, LP and SBE Partners LP, as discussed below.

** AROC Resources, LLC is the general partner and owns 2% of AROC Energy, LP and Catena Oil & Gas LLC is the general partner and owns 2% of SBE Partners LP. The sole limited partner is a large institutional investor who owns the remaining 98% of AROC Energy, LP and SBE Partners LP.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On April 18, 2007, the Company transferred its listing of its common stock from the NASDAQ Capital Market to the NASDAQ Global Market.  The common stock trades under the symbol “GEOI.”

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As indicated above, on April 17, 2007, pursuant to the Mergers, the Company issued 8,263,000 shares of common stock to the partners of Southern Bay and 1,931,000 shares of common stock to the members of Chandler.  Additionally, the Company issued 496,000 shares of common stock to the Yuma Working Interests owners.  These 10,690,000 shares of common stock are “restricted securities” as defined in Rule 144 promulgated under the Securities Act.  Additionally, on April 17, 2007, the Company issued 5,000 shares of restricted common stock to each of Cathy Kruse, Connie Hval and Jeff Jennings, former executive officers of the Company who have continued as employees of the Company, as a bonus for their work in connection with the Mergers.  Also on April 17, 2007, the Company issued 66,208 shares of restricted common stock to two full-time employees upon their exercise of common stock options, one of whom is Jeffrey P. Vickers, former President and Chief Financial Officer of the Company, who is now Vice President, Williston Basin Exploration and Development of the Company.

The issuance of all of the above shares was not registered under the Securities Act, and therefore the shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act and applicable state securities laws. The Company issued the shares in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and in reliance on Rule 506 promulgated thereunder. The common stock issued by the Company pursuant to the exemption under Section 4(2) of the Securities Act and in reliance on Rule 506 was based on the facts that (i) each purchaser had knowledge and experience in financial and business matters such that it was capable of evaluating the risks of the investment, and (ii) the Company obtained representations from each purchaser indicating that it was an “accredited investor,” as defined in Rule 501 of Regulation D, or was an employee or consultant of the Company, Southern Bay or Chandler, and each such person was able to fend for himself or herself financially, had extensive knowledge and experience in financial matters relating to oil and gas exploration companies, and was purchasing the common stock for investment only.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On April 17, 2007, the closing of the Mergers, including the issuance of 10,690,000 shares of common stock of the Company to parties formerly not affiliated with the Company, resulted in a change of control of the Company.  These shares are approximately 73.4% of the issued and outstanding shares of common stock of the Company.  The partners of Southern Bay exchanged all of their interests in Southern Bay for 8,263,000 shares of common stock of the Company.  The members of Chandler exchanged all of their interests in PICA for 1,931,000 shares of common stock of the Company.  The Yuma Working Interests owners exchanged their Yuma Working Interests for 496,000 shares of common stock of the Company.  Other than as occurred on April 17, 2007 pursuant to the Merger Agreement as disclosed in this Current Report, the Company is not aware of any agreements or understandings among Southern Bay, Chandler, the Yuma Working Interests owners or their affiliates or associates with respect to the election of directors of the Company or other matters relating to the Company.

In connection with the Mergers, the Company issued 5,022,018 shares of its common stock to Vlasic FAL, L.P. in exchange for its limited partnership interests in Southern Bay.  These shares constitute 34.4% of the outstanding shares of the common stock of the Company.  Vlasic FAL, L.P. is a limited partnership which is controlled by Frank A. Lodzinski and Michael A. Vlasic and therefore, both of these persons may be deemed to be the beneficial owner of the shares held of record by Vlasic FAL, L.P.  In addition, in connection with the Mergers, Mr. Lodzinski was issued directly 65,957 shares of Company common stock in exchange for his limited partnership interests in Southern Bay (.4% of the outstanding shares), and he has voting control over another 534,534 shares of common stock of the Company owned by Southern Bay employees (3.6% of the outstanding shares).  By virtue of their respective beneficial ownership positions of the common stock of the Company, Messrs. Lodzinski and Vlasic may be deemed to have acquired control of the Company on April 17, 2007.

Also, pursuant to the Merger Agreement, the number of the board of directors of the Company was increased from six to seven, the board of directors of the Company was reconstituted, with six out of the seven seats being appointed pursuant to the request of Southern Bay and Chandler.

Also, on April 17, 2007, the board of directors of the Company selected new executive officers of the Company.  For information on the new officers and directors, see Item 5.02 below.

The Company is not aware of any arrangements which may at a future date result in a change of control of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 17, 2007, the board of directors of the Company appointed the following persons to serve as the executive officers of the Company:

Frank A. Lodzinski	President and Chief Executive Officer

Collis P. Chandler, III	Executive Vice President and Chief Operating Officer Northern Region

Jeffrey P. Vickers	Vice President, Williston Basin Exploration and Development

Francis M. Mury	Executive Vice President and Chief Operating Officer Southern Region

Robert J. Anderson	Vice President, Business Development, Acquisitions and Divestitures

Howard E. Ehler	Vice President and Chief Financial Officer

The above named officers are employed “at will” by the Company and do not have employment contracts with the Company.  Prior to his new executive position with the Company commencing April 17, 2007, Mr. Vickers was President and Chief Financial Officer of the Company.

Information concerning the executive officers of the Company is set forth below:

Frank A. Lodzinski, age 57, has over 35 years of oil and gas industry experience. In 1984, he formed Energy Resource Associates, Inc., which acquired management and controlling interests in oil and gas limited partnerships, joint ventures and producing properties. Certain partnerships were exchanged for common shares of Hampton Resources Corporation in 1992, which Mr. Lodzinski joined as a director and President. Hampton was sold in 1995 to Bellwether Exploration Company for $35 million. In 1996, he formed Cliffwood Oil & Gas Corp. and in 1997, Cliffwood shareholders acquired controlling interests in Texoil, Inc. In 2001, Texoil, Inc. was sold to Ocean Energy, Inc. for $135 million. In 2001, Mr. Lodzinski was appointed CEO and President of AROC, Inc. In 2003, AROC Inc. completed a $71 million monetization with an institutional investor and began a plan of liquidation in 2004. As part of that liquidation, Mr. Lodzinski was responsible for and oversaw petitions for liquidation under Federal bankruptcy laws, of two AROC Inc. subsidiaries, Latex Petroleum Corporation, an Oklahoma corporation and Source Petroleum Inc., a Louisiana corporation. In 2004, Mr. Lodzinski formed Southern Bay Energy, LLC, the General Partner of Southern Bay, which acquired the residual assets of AROC, Inc., and he has served as President of Southern Bay Energy LLC since its formation. He is a certified public accountant and holds a BSBA degree in Accounting and Finance from Wayne State University in Detroit, Michigan.

Collis P. Chandler, III, age 38, has been President and sole owner of Chandler Energy, LLC since its inception in July 2000. From 1988-2000, Mr. Chandler served as Vice President of The Chandler Company, a privately-held exploration company operating primarily in the Rocky Mountains. His responsibilities over the 12-year period included involvement in exploration, prospect generation, acquisition, structure and promotion as well as direct responsibility for all land functions including contract compliance, lease acquisition and administration. Mr. Chandler received a Bachelor's of Science degree from the University of Colorado, Boulder in 1992.

Robert J. Anderson, age 44, is a Petroleum Engineer with 19 years of diversified domestic and international experience with both major oil companies (ARCO International / Vastar Resources) and independent oil companies (Hunt Oil / Hugoton Energy / Anadarko Petroleum). From October 2000 through February 2004, he was employed by Anadarko Petroleum Corporation as a petroleum engineer. From March 2004 through December 2004 he was employed by AROC, Inc. as Vice President, Acquisitions and Divestitures. He joined Southern Bay Energy, LLC in January 2005 as Vice President, Acquisitions and Divestitures. His professional experience includes acquisition evaluation, reservoir and production engineering and field development, and project economics, budgeting and planning. Mr. Anderson's domestic acquisition and divestiture experiences include Gulf Coast Texas and Louisiana (offshore and onshore), east and west Texas, north Louisiana, Mid-Continent and the Rockies. His international experience includes Canada, South America and Russia. He has an undergraduate degree in Petroleum Engineering from the University of Wyoming (1986) and also holds an MBA, Corporate Finance, from the University of Denver (1988).

Francis M. Mury, age 55, has been active in the oil and gas industry since 1974. He was employed by AROC, Inc. as Executive Vice President from May 2001 through December 2004. Since January 2005, he has been employed by Southern Bay Energy LLC as Executive Vice President. Mr. Mury worked for Texaco, Inc. from July 1974 through March 1979, ending his tenure there as a petroleum field engineer. From April 1979 through December 1985, he worked for Wainoco Oil & Gas as a production engineer and drilling superintendent. From January 1986 to November 1989 he worked for Diasu Oil & Gas as an operations manager. He has worked with Mr. Lodzinski since 1989, including Hampton Resources Corporation, where he served as Vice-President-Operations from January 1992 through May 1995, and Texoil, Inc. where he served as Executive Vice President from November 1997 through February 2001. His experience extends to all facets of petroleum engineering, including reservoir engineering, drilling and production operations and further into petroleum economics, geology, geophysics, land and joint operations. Geographical areas of experience include the Gulf Coast (offshore and onshore), East and West Texas, Mid-Continent, Florida, New Mexico, Oklahoma, Wyoming, Pennsylvania and Michigan. Mr. Mury received a degree in Computer Science (1974) from Nicholls State University, Thibodeaux, Louisiana.

Jeffrey P. Vickers, age 54, received a Bachelor of Science degree in Geological Engineering with a Petroleum Engineering option from the University of North Dakota in 1978. In 1979, Mr. Vickers joined Amerada Hess Corporation as an Associate Petroleum Engineer in the Williston Basin. In 1981, Mr. Vickers was employed by GeoResources as the Drilling and Production Manager where he was responsible for providing technical assistance and supervision of drilling and production operations and generated development drilling programs. He served as President of the Company from January 1, 1983 through April 17, 2007 and as a director of the Company from June 1982 through April 17, 2007.

Howard E. Ehler, age 62, was employed as Vice President and Chief Financial Officer of AROC, Inc. from May 2001 through December 2004.  Since January 2005, Mr. Ehler has been employed by Southern Bay Energy, LLC as Vice President and Chief Financial Officer.  He previously served as Vice-President of Finance and Chief Financial Officer for Midland Resources, Inc. from March 1997 through October 1998. From November 1999 through April 2001 he performed independent accounting and auditing services in oil and gas as a sole practitioner in public accounting. He was employed in public accounting with various firms for over 21 years, including practice with Grant Thornton, where he was admitted to the partnership. He has substantive experience in oil and gas banking, finance accounting and reporting. In addition, his experience includes partnership administration, tax, budgets and forecasts and cash management. Mr. Ehler holds an Accounting degree from Texas Tech University (1966) and has been a certified public accountant since 1970.

Simultaneously with the closing of the Mergers and pursuant to the Merger Agreement, Jeffrey P. Vickers, Cathy Kruse, H. Dennis Hoffelt, Paul A. Krile and Duane Ashley resigned from their positions on the board of directors and appointed Frank A. Lodzinski, Collis P. Chandler, III, Christopher W. Hunt, Jay F. Joliat, Scott R. Stevens and Michael A. Vlasic as directors of the Company.  Nick Voller continues as a director of the Company.  There is no family relationship between or among the executive officers and directors of the Company.

Also, simultaneous with the closing of the Mergers, the board of directors established an executive committee, a nominating committee and a compensation committee.  In addition, the board of directors appointed Messrs. Hunt, Joliat and Stevens to the nominating committee and the compensation committee of the board of directors.  The board of directors also appointed Messrs. Lodzinski, Chandler, Stevens and Vlasic to the executive committee.  The board of directors appointed Messrs. Voller, Hunt and Joliat to serve on the audit committee.

On April 17, 2007, the board of directors awarded former members H. Dennis Hoffelt, Paul A. Krile and Duane Ashley with a one time cash payment of $5,000 each for their service to the Company as independent directors and awarded Mr. Voller a one time cash payment of $5,000 for his continued service as a director.  Also, on April 17, 2007, the board of directors awarded Jeffrey P. Vickers a cash bonus of $46,478 for 2006.  His total compensation as principal executive officer of the Company for the year ended December 31, 2006 was $191,130.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

On April 17, 2007, the shareholders of the Company approved the Articles of Amendment (the “Amendment”) to the Articles of Incorporation, which were filed with the Colorado Secretary of State.  The Amendment increased the authorized capital stock of the Company to 100,000,000 shares of common stock and 20,000,000 shares of preferred stock.  The Amendment is Annex C to the Company’s Definitive Proxy Statement filed on February 16, 2007 with the Securities and Exchange Commission, and such Annex is incorporated herein by reference.

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On April 18, 2007, the Company issued a press release, attached hereto as Exhibit 99.2 announcing the closing of the Merger Agreement.

The information referenced in this Item 7.01 is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired:

The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(b)	Pro forma financial information:

The pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(c)	Shell company transactions:

None.

(d)	Exhibits:

The following exhibits are included with this Report or incorporated herein by reference to prior filings made by the Company with the Commission:

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of GeoResources, Inc. (1)

10.1

Agreement and Plan of Merger among GeoResources, Inc.; Southern Bay Energy Acquisition, LLC; Chandler Acquisition, LLC; Southern Bay Oil & Gas, L.P.; Chandler Energy, LLC; and PICA Energy, LLC, dated September 14, 2006 and as amended on February 16, 2007. (2)

10.2	Form of Registration Rights Agreement*

99.2	GeoResources, Inc. Press Release dated April 18, 2007.*

______

* Filed herewith

(1) Filed as Annex C to the Company’s definitive proxy statement dated February 23, 2007, filed with the Commission on February 23, 2007 and incorporated herein by reference.

(2) Filed as Annex A to the Company’s definitive proxy statement dated February 23, 2007, filed with the Commission on February 23, 2007 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC

By:

/s/ Frank A. Lodzinski

Frank A. Lodzinski, President

Date: April 23, 2007